SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                October 24, 2005
                        (Date of earliest event reported)



                         Commission file number: 014754


                        ELECTRIC AND GAS TECHNOLOGY, INC.
        (Exact name of small business issuer as specified in its charter)


             TEXAS                                               75-2059193
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)

                     3233 W. Kingsley, Garland, Texas 75041
                    (Address of principal executive offices)

                   (972) 840-3223 (Issuer's telephone number)

                                 NOT APPLICABLE
         (Former name, former address and former fiscal year, if changed since last report)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 24, 2004, Electric & Gas Technology, Inc. (the "Registrant" or the "Company") received confirmation of the award of a contract to fabricate "Election Supply Cabinets" for Cook County Illinois, with substantially all deliveries scheduled in the quarter ended January 31, 2006. The award was for approximately $2,470,000, which represents significant revenue increase for the Company.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits.

Exhibit Number         Description

99.1                   Press Release, dated October 24, 2005.








                                                 Electric & Gas Technology, Inc.
                                                 (Registrant)

Date:  October 26, 2004                          By: /s/ George M. Johnston
                                                    ----------------------------
                                                    George M. Johnston
                                                    Vice President &
                                                    Chief Financial Officer